UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 12, 2016
____________________

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On August 12, 2016, WEC Energy Group, Inc. (“WEC Energy”) entered into an agreement with Tilden Mining Company L.C. (“Tilden”), an affiliate of Cliffs Natural Resources Inc., pursuant to which Tilden will purchase electric power from a Michigan subsidiary of WEC Energy for 20 years. Under the terms of the agreement, the Michigan subsidiary of WEC Energy will construct natural gas-fired reciprocating internal combustion engines in the Upper Peninsula of Michigan capable of generating an aggregate of approximately 170 megawatts. The estimated cost of this project is approximately $255 million, 50% of which is expected to be recovered from Tilden under the terms of the agreement with the remaining 50% expected to be recovered from utility customers located in the Upper Peninsula of Michigan. Subject to the receipt of all necessary regulatory approvals, the new units are expected to achieve commercial operation in 2019.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These statements are based upon management's current expectations and are subject to risks and uncertainties that could cause our actual results to differ materially from those contemplated in the statements.  Readers are cautioned not to place undue reliance on these statements.  Forward-looking statements include, among other things, statements concerning management's expectations and projections regarding construction costs and recovery of such costs and project completion. In some cases, forward-looking statements may be identified by reference to a future period or periods or by the use of forward-looking terminology such as "anticipates," "believes," "estimates," "expects," "forecasts," "guidance," "intends," "may," "objectives," "plans" "possible," "potential," "projects," "should," “targets,” “will” or similar terms or variations of these terms.

Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in WEC Energy’s service territories; timing, resolution, conditions and impact of regulatory decisions with respect to all necessary regulatory approvals; construction risks; the impact of any legislative and regulatory changes, including changes to environmental standards; current and future litigation and regulatory investigations; and other factors described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and "Risk Factors" contained in WEC Energy’s Form 10-K for the year ended Dec. 31, 2015 and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy expressly disclaims any obligation to publicly update or revise any forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: August 15, 2016	William J. Guc -- Vice President and Controller

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